Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB/A of Nilam Resources Inc. (the “Company”) for the quarter ended April 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer, acting President, acting Treasurer, and the acting principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Nilam Resources Inc.

Date: March 12, 2009	/s/ Len DeMelt
Len DeMelt, Director and acting Chief Executive Officer, and acting principal accounting officer